UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2003

CORTEX SYSTEMS INC.
(Exact name of Registrant as specified in charter)


         Nevada                       333-72392          98-0353403
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


           7263 E. San Alfredo
              Scottsdale, AZ                            85258
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (480) 596-4014

777 Royal Oak Drive Suite 310
Victoria, British Columbia
Canada  V8X 5K2
 (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On June 23, 2003 Iceberg Food Systems Corp. (the "IFSC") and the two (2) controlling shareholders of Cortex Systems Inc. (the "Issuer" or "CTXY"), Kenneth H. Finkelstein and Ingrid C. Friesen, finalized a share purchase agreement involving a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The following material terms and conditions are reflected in the share purchase agreement that has been adopted by the Board of Directors of both companies and ratified by the controlling Shareholders of the Issuer in an action by written consent.

     On the execution date of the share purchase agreement, IFSC and/or its designee(s) will purchase an aggregate of 30,000,000 issued shares of CTXY common stock (the "Purchased Shares"). In consideration for the Purchased Shares, IFSC paid to the controlling shareholders of CTXY $50,000 in cash and which the Company shall acknowledge as fair, just and reasonable compensation for the Purchased Shares. The shares exchanged in this transaction are restricted securities as that term is defined in Paragraph (a)(3) of Rule 144, under the Securities Act of 1933, as amended (the "Securities Act").

     The Agreement contains the basic terms and conditions set forth herein together with such other representations, warranties, covenants, terms, indemnities and conditions as would be usual and customary for a transaction of this nature and which are mutually agreeable to the parties. In addition, the Agreement shall be subject to review authorization by the appropriate state and federal regulatory bodies.

     There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

     There are no loans or pledges obtained by the new control group for the purpose of acquiring control.

     CTXY has tendered to the IFSC the resignation of each of the officers and directors of CTXY, Kenneth H. Finkelstein and Ingrid C. Friesen effective seriatim on that date, with such vacancies filled by the nominees of CTXY, and who shall serve until the next annual shareholder's meeting. The new directors and officers of the registrant are to be as follows:

              Name                             Position
              ----                             --------
         Jerry Brown                President, Secretary, and Treasure
         Alan Smith                            Director


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a.) CHANGE OF ADDRESS

The new address for the Company is 7263 E. San Alfredo, Scottsdale, Arizona 85258. The new telephone number for the business is 480-596-4014.

ITEM 7(c). EXHIBITS

     99.1 Share Purchase Agreement executed June 23, 2003.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date:  July 2, 2003

CORTEX SYSTEMS INC.


                              By:

                           /s/Jerry Brown
                              -------------------
                              Jerry Brown, President